UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 24, 2013 (October 24, 2013)

MONAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-54166
(Commission File No.)

7365 Carnelian
Suite 119
Rancho Cucamonga, California 91730
(Address of principal executive offices and Zip Code)

213-985-1939
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE.

On October 24, 2013, we announced we have reached an agreement to acquire National Leasing and Brokerage Inc., LLC (NLB).  NLB has 8 offices strategically located in the lower 48 states allowing them to move units from coast to coast. This nationwide footprint will allow Monar to begin implementing its new strategic direction to identify acquisition targets in transportation services, primarily in the US market. Priority sectors include auto/vehicle transport, drive away services, fleet management, truck manufactured movements, etc.

ITEM 9.01         EXHIBITS.

Exhibit	Document Description

99.1	Press Release – October 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of October, 2013.

MONAR INTERNATIONAL INC.

BY:	ROBERT CLARKE
Robert Clarke
President